UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 14, 2014

Linear Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 432-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 14, 2014, Linear Technology Corporation  (“Linear”) announced that Paul Coghlan, its Chief Financial Officer, has given notice, as of October 14, 2014, of his intention to retire at the end of the current fiscal year. Mr. Coghlan will continue to serve as CFO through June 28, 2015, and thereafter will work for Linear on a part time consulting basis until June 30, 2016. The material terms of Mr. Coghlan’s compensation and consulting agreement with Linear have not yet been determined. Once the terms of Mr. Coghlan’s consulting agreement have been determined, the registrant will amend this Current Report on Form 8-K to include such terms.

Beginning on June 29, 2015,  Donald Zerio,  Linear’s current Controller, will assume the position of CFO. Mr. Zerio, age 54,  has served as Linear’s Corporate Controller for the past eleven years.  Mr. Zerio has over 25 years of financial experience in the technology industry gained from senior financial management positions with large multinational companies, small emerging companies and a Big 4 accounting firm.  Mr. Zerio received his B.S. degree in Accounting from the University of Connecticut in 1982.

There are no family relationships between Mr. Zerio and any director or executive officer of Linear and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The material terms of Mr. Zerio’s compensation and employment with Linear as CFO have not yet been determined. Once the terms of Mr. Zerio’s employment as Linear’s CFO have been determined, the registrant will amend this Current Report on Form 8-K to include such terms.

Item 7.01 Regulation FD Disclosure

Linear issued a press release, dated October 14, 2014, regarding the CFO transition. The press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.Description

99.1Press release announcing CFO transition dated October 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
LINEAR TECHNOLOGY CORPORATION
Date: October 17, 2014
	By:	/s/ Paul Coghlan
Name: Paul Coghlan Title: Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press release announcing CFO transition dated October 14, 2014